                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported)   May 16, 1999
                                                         ____________


                         GLOBAL CROSSING HOLDINGS LTD.
            ________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


          Bermuda                      333-61457                 98-0186828
____________________________          ___________            ___________________
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


              Wessex House, 45 Reid Street, Hamilton HM12 Bermuda
________________________________________________________________________________
(Address of Principal Executive Offices)                              (Zip Code)


      Registrant's telephone number, including area code   (441) 296-8600
                                                           ______________


                                NOT APPLICABLE
________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)



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================================================================================
Item 5.   Other Events.

     As previously announced, on May 16, 1999, Global Crossing Ltd., a Bermuda company ("Global Crossing"), and U S WEST, Inc., a Delaware corporation ("U S WEST"), entered into an Agreement and Plan of Merger, dated as of May 16, 1999 (the "Merger Agreement"). A copy of the Merger Agreement is attached hereto as
Exhibit 2 and is incorporated herein by reference.

Item 7. Exhibits.

        The following exhibits are filed as part of this Current Report on Form 8-K:

 Exhibit Number                                Exhibit
----------------                               -------

     2 Agreement and Plan of Merger, dated as of May 16, 1999, between Global Crossing Ltd. and U S WEST, Inc.

     99 Letter Agreement, dated as of May 16, 1999, between Global Crossing Ltd. and U S WEST, Inc.








                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GLOBAL CROSSING HOLDINGS LTD.
                                         (Registrant)

                                    /s/  Douglas Molyneux
                                    ____________________________
                                    Douglas Molyneux
                                    Secretary

Date:  May 21, 1999

                                       3
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                                                                               4

                                 EXHIBIT INDEX



Exhibit No.                             Description
-----------                             -----------

    2 Agreement and Plan of Merger, dated as of May 16, 1999, between Global Crossing Ltd. and U S WEST, Inc.

    99 Letter Agreement, dated as of May 16, 1999, between Global Crossing Ltd. and U S WEST, Inc.